                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 5, 1999

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                             Telecom HOLDRS(SM)Trust
                      (Issuer with respect to the receipts)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                   333-92163
                                   333-95807
                           (Commission File Number)

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)




                               Page 1 of 5 pages.
                       The Exhibit Index appears at Page 4.

Item 5.   Other Events

          On May 5, 2000, MCI WorldCom, Inc. changed its name to WorldCom, Inc.

          On June 30, 2000, Bell Atlantic Corp. and GTE Corp. completed their merger to create the combined company Verizon Communications, exchanging 1 share of Verizon common stock for each share of Bell Atlantic common stock and 1.22 shares of Verizon common stock for each share of GTE common stock. As a result, the share amount of Verizon represented by a round-lot of 100 Telecom HOLDRS is now 21.76. Verizon began trading on July 3, 2000 on the New York Stock Exchange under the symbol "VZ."

          On October 5, 1999, WorldCom, Inc. announced the planned acquisition of Sprint Corporation (FON Group) and Sprint Corporation (PCS Group). This transaction is subject to regulatory approval and customary closing conditions.

          On June 30, 2000, Qwest Communications International, Inc. and US WEST, Inc. completed their merger, exchanging 1.72932 shares of Qwest common stock for each share of US WEST common stock. As a result, the four shares of US WEST previously represented in each round-lot of 100 Telecom HOLDRS have been exchanged for 6.91728 shares of Qwest. The share amount of Qwest represented by a round-lot of 100 Telecom HOLDRS is now 12.91728.

          The share amounts set forth in Exhibit 99 below reflect all previous stock splits. The stock prices in the tables set forth in Annex A of the base prospectus will not be adjusted to account for the stock splits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               (99) Telecom HOLDRS(SM) Trust Prospectus Supplement dated June
                    30, 2000 to Prospectus dated January 31, 2000.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MERRILL LYNCH, PIERCE, FENNER &
                                  SMITH INCORPORATED



Date:  July 6, 2000         By:   /s/ STEPHEN G. BODURTHA
                                  -----------------------
                                  Name:  Stephen G. Bodurtha
                                  Title: Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit            Sequential
---------------------------------            Page Number
                                             -----------


(99) Telecom HOLDRS(SM) Trust Prospectus     Pg. 5
Supplement dated June 30, 2000 to
Prospectus dated January 31, 2000.